SEI LIQUID ASSET TRUST

Prime Obligation Fund
(the "Fund")

Supplement Dated February 12, 2016
to the Class A Shares Prospectus dated October 31, 2015 and Statement of Additional
Information ("SAI") dated October 31, 2015

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

Liquidation of the Prime Obligation Fund

At a meeting of the Board of Trustees (the "Board") of SEI Liquid Asset Trust (the "Trust") held on January 27, 2016, the Board approved the closing and liquidation of the Fund, a portfolio of the Trust.

The U.S. Securities and Exchange Commission recently adopted amendments to the rules that govern money market funds, several key provisions of which are scheduled to go into effect later in 2016. These amendments will substantially change the way in which many money market funds operate and accordingly have resulted (and likely will continue to result) in significant changes to the money market fund industry as a whole. In general, any money market fund that does not limit its investors to natural persons and does not limit its investment portfolio to government securities (and equivalent instruments) will be required to incur significant compliance and operational costs. This changing regulatory environment was one of several factors that led SEI Investments Management Corporation ("SIMC"), the Fund's adviser, to recommend to the Board of the Trust that the Fund be closed and its portfolio be liquidated.

Accordingly, the Fund is commencing the orderly liquidation and distribution of its portfolio pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the Fund's liquidation proceeds. It is currently expected that the liquidation proceeds of the Fund will be distributed to shareholders on or about July 22, 2016.

In anticipation of the Fund closing, the Fund will convert all or substantially all of its assets to cash or cash equivalents. Therefore, the Fund may not be managed in accordance with its stated investment strategy going forward, pending the distribution of the liquidation proceeds.

SIMC will be available to consult with the current shareholders of the Fund regarding alternative investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1000 (2/16)